SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                        Date of Report:    April 3, 2001

                Date of Earliest Event Reported:  March 30, 2001


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)


                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On March 30, 2001, Registrant issued a press release announcing that it had entered a forbearance agreement with its lenders allowing the Company to maintain its existing facility for a short period.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                     Description
               --------                   -----------

                99 On March 30, 2001, Registrant issued a press release announcing that it had entered a forbearance agreement with its lenders allowing the Company to maintain its existing facility for a short period.

                99.1 Forbearance Agreement relating to Amended and Restated Revolving Credit Agreement dated October 13, 2000.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          TANDYCRAFTS, INC.


Date:  April 3, 2001                      By:/s/ Michael J. Walsh
                                             -----------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer


Date:  April 3, 2001                      By:/s/ Leo Taylor
                                             -----------------------------
                                             Leo Taylor, Senior Vice
                                             President of Finance
                                             (Principal Finance Officer)